MFS(R) Mid Cap Growth Fund

                      Supplement to the Current Prospectus

Effective immediately the Portfolio Managers section of the Prospectus is hereby restated as follows:

Portfolio Managers

Information regarding the portfolio managers of the fund is set forth below.

Portfolio Managers                 Primary Role            Since     Title and Five Year History
David E. Sette-Ducati            Lead Portfolio Manager    2000      Senior Vice  President of MFS;  employed in the
                                                                     investment  management area of MFS since 1995.

Eric B. Fischman                 Portfolio Manager         2002      Vice President of MFS;  employed in the investment
                                                                     management area of MFS since 2000.


                   The date of this Supplement is May 1, 2005.